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                                                                    Exhibit 23.2







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated January 14, 1997, which appears on page 42 of the 1996 Annual Report to Shareholders of Biogen, Inc., which is incorporated by reference in Biogen, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.



Price Waterhouse LLP
Boston, Massachusetts
December 17, 1997